UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 27, 2019

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

QAD Inc.’s board of directors approved the appointment of Kathy Crusco to its board of directors as an independent director effective December 1, 2019. Ms. Crusco was also appointed to serve on QAD’s Audit and Governance Committees of the board of directors. Ms. Crusco will be eligible to participate in QAD’s compensation program for independent directors of the board as previously disclosed in QAD’s Proxy Statement filed May 9, 2019.

Since December 2017, Ms. Crusco has served as executive vice president and chief financial officer at Kony Inc., a privately-held provider of digital experience applications for banking and low-code application development platform solutions. From August 2016 until November 2017, Ms. Crusco served as executive vice president, chief operating officer and chief financial officer at Epicor Software Corporation, a privately-held software company. Ms. Crusco joined Epicor in May 2011 when the company merged with Activant Solutions Inc., a business management software company where she served as senior vice president and chief financial officer from May 2007 to November 2010, then as executive vice president and chief financial officer. Before joining Activant, she worked for Polycom from 2002 to 2007, rising to the role of vice president of worldwide finance during her tenure. Ms. Crusco has also held a variety of financial roles at Documentum, Inc., Adaptec, Inc. and Price Waterhouse LLP. Ms. Crusco holds a Bachelor of Science in Business Administration with an emphasis in accounting from California State University, Chico. Ms. Crusco is currently a member of the board of directors of Poly, formerly Plantronics, Inc., and Calix, Inc. corporations.

A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 2, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Date: December 2, 2019	By: /s/ Daniel Lender
Daniel Lender
Chief Financial Officer